 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 24, 2015
Brixmor Property Group Inc.
Brixmor Operating Partnership LP
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
Delaware	333-201464-01	80-0831163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 27, 2015, Brixmor Property Group Inc. (the "Company") issued a press release announcing its financial results and Supplemental Disclosure pertaining to its operations for the second quarter ended June 30, 2015. The press release is furnished as Exhibit 99.1 to this Report and the Supplemental Disclosure is furnished as Exhibit 99.2 to this Report.
As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibits 99.1 and 99.2 to this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed, in January 2015, investment funds affiliated with The Blackstone Group L.P. (“Blackstone”) ceased to own a majority of the shares of common stock of the Company. Pursuant to New York Stock Exchange listing standards for former-controlled companies, the Company’s board of directors (the “Board”) is required to consist of a majority of independent directors by January 2016.

A.J. Agarwal, a director designated by Blackstone, has informed the Company that, effective July 27, 2015, he has resigned from the Board. As a result of this resignation, the Company’s Board has been reduced to nine directors, with only three Blackstone designees remaining on the Board. The Company’s Board now consists of a majority of independent directors.

Item 9.01     Financial Statements and Exhibits
(d)     The following exhibits are attached to this Current Report on Form 8-K

99.1	Press release issued July 27, 2015.

99.2	Brixmor Property Group Inc. Supplemental Financial Information for the second quarter ended June 30, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: July 27, 2015	BRIXMOR PROPERTY GROUP INC.

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

BRIXMOR OPERATING PARTNERSHIP LP

	By:	Brixmor OP GP LLC, its general partner

	By:	BPG Subsidiary Inc., its sole member

	By:	/s/Steven F. Siegel
	Name:	Steven F. Siegel
	Title:	Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued July 27, 2015.

99.2	Brixmor Property Group Inc. Supplemental Financial Information for the second quarter ended June 30, 2015.